Exhibit 10.4

MICROCHIP TECHNOLOGY INCORPORATED
2004 EQUITY INCENTIVE PLAN
NOTICE OF STOCK OPTION GRANT

Unless otherwise defined herein, the terms used in this Notice of Stock Option Grant (“Grant Notice”) shall have the same meanings as those defined in the 2004 Equity Incentive Plan (the “Plan”).

Name of Optionee:

Optionee has been granted an option to purchase Common Stock of the Company, subject to the terms and conditions of this Grant Notice, the Plan and the Stock Option Agreement attached as Exhibit A hereto (“Agreement”), as follows:

Grant Number:

Grant Date:

Date Vesting Begins:

Vesting Period:

Exercise Price per Share:	$

Total Number of Shares Granted:

Total Exercise Price:	$

Type of Option:	Nonstatutory Stock Option

Term/Expiration Date:

Vesting Schedule.  This Option shall be exercisable, in whole or in part, in accordance with the following schedule:  If the Grant Date and the Date Vesting Begins are the same, then the monthly installments for the first year of the Vesting Period will vest only in a lump sum upon the Optionee’s completion of twelve months as an employee of [Name of Subsidiary], measured from the Grant Date, and the balance will vest over the remainder of the Vesting Period on a monthly basis subject to Optionee remaining an employee of [Name of Subsidiary] continuously through the applicable vesting dates.  However, if the Date Vesting Begins is not the same as the Grant Date, then the Option Shares will vest in equal monthly installments (12 x the number of years in the Vesting Period) over Optionee’s period of continuous employment with [Name of Subsidiary] beginning one month after the Date Vesting Begins subject to Optionee continuously remaining an employee of [Name of Subsidiary] through the applicable vesting dates.

Termination Period.  This Option shall automatically terminate and Optionee’s rights are forfeited with respect to any Option Shares unvested on the date Optionee ceases to be employed by [Name of Subsidiary].  In no event will the Option Shares vest following the Optionee’s cessation of employment with [Name of Subsidiary], even in the event that Optionee is employed by the Company, a different subsidiary of the Company, or is re-employed by [Name of Subsidiary].  In no event shall this Option be exercised later than the Term/Expiration Date above.

Choice of Languages For Employees of Canadian Locations.  The undersigned agrees that it is his or her express wish that this form and all documents relating to his participation in the scheme be drawn in the English language only.  Le soussigné convient que sa volonté expresse est que ce formulaire ainsi que tous les documents se rapportant à sa participation au régime soient rédigés en langue anglaise seulement.

Binding Agreements.  By signature of the Optionee and Company representative below, Optionee and the Company agree that this Grant Notice, the Agreement, and the Plan constitute Optionee’s entire agreement with respect to this Option and agree to be bound by the terms therein.  Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to the Plan, the Agreement, and/or this Option.  In accordance with Section 21(c) of the Plan, this Grant Notice may not be modified adversely to Optionee’s interest except by means of a writing signed by the Company and Optionee.  The Company will administer the Plan from the United States of America.  The internal laws of the State of Arizona, United States of America, but not its choice of law principles, will govern this Option.

OPTIONEE	MICROCHIP TECHNOLOGY INCORPORATED

Optionee Signature:	By:

Address:	Steve Sanghi, President and CEO

Dated:

EXHIBIT A

MICROCHIP TECHNOLOGY INCORPORATED

2004 EQUITY INCENTIVE PLAN

STOCK OPTION AGREEMENT

1.                                       Grant of Option.  The Company hereby grants to the optionee (the “Optionee”) named in the Notice of Stock Option Grant (the “Grant Notice”), to which this Agreement is attached as Exhibit A, an option (the “Option”) to purchase the number of Shares, as set forth in the Grant Notice, at the exercise price per share set forth in the Grant Notice (the “Exercise Price”), subject to the terms and conditions of the Plan, which is incorporated herein by reference.  Subject to Section 21(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Agreement, the terms and conditions of the Plan shall prevail.

2.                                       Exercise of Option.

(a)                                  Right to Exercise.  This Option is exercisable during its term in accordance with the Vesting Schedule set out in the Grant Notice and the applicable provisions of the Grant Notice, the Plan and this Agreement.

(b)                                 Method of Exercise.  This Option is exercisable by delivery of an exercise notice, in the form attached as Exhibit A-1 (the “Exercise Notice”) or in written or electronic form as designated by the Company, which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised (the “Exercised Shares”), and such other representations and agreements as may be required by the Company pursuant to the provisions of the Plan.  The Exercise Notice shall be completed by the Optionee and delivered to the Stock Administrator of the Company.  The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares.  This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by such aggregate Exercise Price.

No Shares shall be issued pursuant to the exercise of this Option unless such issuance and exercise complies with Applicable Laws.  Assuming such compliance, for income tax purposes the Exercised Shares shall be considered transferred to the Optionee on the date the Option is exercised with respect to such Exercised Shares.

3.                                       Method of Payment.  Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the Optionee:

(a)                                  cash;

(b)                                 check; or

(c)                                  to the extent permitted by the Administrator, delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall be required to effect an exercise of the Option and delivery to the Company of the sale proceeds required to pay the Exercise Price.

4.                                       Term of Option.  This Option may be exercised only within the term set out in the Grant Notice, and may be exercised during such term only in accordance with the Plan and the terms of this Agreement; provided, however that notwithstanding any contrary provision of the Plan if a Subsidiary is expressly named in the Grant Notice then this Option shall terminate with respect to any then unvested shares immediately upon cessation of employment with the named subsidiary, but if no such subsidiary is expressly named in the Grant Notice then this Option shall terminate with respect to any then unvested shares immediately upon Optionee ceasing to be a Service Provider.

5.                                       Grant is not Transferable. Unless determined otherwise by the Administrator, this Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the recipient, only by the recipient.  If the Administrator makes this Option transferable, the Grant Notice shall contain this additional terms and conditions as the Administrator deems appropriate.

6.                                       No Privilege of Stock Ownership.  Neither the holder of the option granted hereunder nor any person claiming under or through the Optionee shall have any of the rights of a stockholder with respect to the Optioned Shares until such Optionee shall have exercised the option, paid the Exercise Price, and received a stock certificate for the purchased shares of Stock, or had the Shares electronically transferred into Optionee’s account.

7.                                       Withholding Taxes.  Optionee agrees to make appropriate arrangements with the Company (or the Parent or Subsidiary employing or retaining Optionee) for the satisfaction of all Federal, state, local and foreign income and minimum required employment tax withholding requirements applicable to the Option exercise.  Optionee acknowledges and agrees that the Company may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.

8.                                       Acknowledgments.  The Optionee expressly acknowledges the following:

(a)                                  The Company (whether or not Optionee’s employer) is granting the Option.  That the grant of the Option, future grants of Options, and benefits and rights provided under the Plan are at the complete discretion of the Company and do not constitute regular or periodic payments.  No grant of Options will be deemed to create any obligation to grant any further Options, whether or not such a reservation is explicitly stated at the time of such a grant.  The benefits and rights provided under the Plan are not to be considered part of Optionee’s salary or compensation for purposes of calculating any severance, resignation, redundancy or other end of service payments, vacation, bonuses, long-term service awards, indemnification, pension or retirement benefits, or any other payments, benefits or rights of any kind.  Optionee waives any and all rights to compensation or damages as a result of the termination of employment with the Company or its subsidiaries for any reason whatsoever insofar as those rights result or may result from:

(i)                                     the loss or diminution in value of such rights under the Plan, or

(ii)                                  Optionee ceasing to have any rights under, or ceasing to be entitled to any rights under the Plan as a result of such termination.

(b)                                 The Company has the right, at any time to amend, suspend or terminate the Plan.  The Plan will not be deemed to constitute, and will not be construed by Optionee to constitute, part of the terms and conditions of employment, and that the Company will not incur any liability of any kind to Optionee as a result of any change or amendment, or any cancellation, of the Plan at any time.

(c)                                  The Grantee’s employment with the Company and its Subsidiaries is not affected at all by any Award and is agreed by the Grantee not to create an entitlement.  Accordingly, the terms of the Grantee’s employment with the Company and its Subsidiaries will be determined from time to time by the Company or the Subsidiary employing the Grantee (as the case may be), and the Company or the Subsidiary will have the right, which is hereby expressly reserved, to terminate or change the terms of the employment of the Grantee at any time for any reason whatsoever, with or without good cause or notice, except as may be expressly prohibited by the laws of the jurisdiction in which the Grantee is employed.

(d)                                 By entering into this Agreement, and as a condition of the grant of the Option, Optionee consents to the collection, use, and transfer of personal data as described in this subsection to the full extent permitted by and in full compliance with Applicable Law.

(i)                                     Optionee understands that the Company and its Subsidiaries hold certain personal information about the Optionee, including, but not limited to, name, home address and telephone number, date of birth, social insurance number, salary, nationality, job title, any Shares or directorships held in the Company, details of all Options or other entitlement to Shares awarded, canceled, exercised, vested, unvested, or outstanding in Optionee’s favor, for the purpose of managing and administering the Plan (“Data”).

(ii)                                  Optionee further understands that the Company and/or its Subsidiaries will transfer Data among themselves as necessary for the purposes of implementation, administration, and management of Optionee’s participation in the Plan, and that the Company and/or its Subsidiary may each further transfer Data to any third parties assisting the Company in the implementation, administration, and management of the Plan (“Data Recipients”).

(iii)                               Optionee understands that these Data Recipients may be located in Optionee’s country of residence or elsewhere, such as the United States.  Optionee authorizes the Data Recipients to receive, possess, use, retain, and transfer Data in electronic or other form, for the purposes of implementing, administering, and managing Optionee’s participation in the Plan, including any transfer of such Data, as may be required for Plan administration and/or the subsequent holding of Shares on Optionee’s behalf, to a broker or third party with whom the Shares acquired on exercise may be deposited.

(iv)                              Optionee understands that Optionee may, at any time, review the Data, request that any necessary amendments be made to it, or withdraw Optionee’s consent herein in writing by contacting the Company.  Optionee further understands that withdrawing consent may affect Optionee’s ability to participate in the Plan.

(e)  Choice of Language.

(i)                                     For Employees of Canadian Locations:  The undersigned agrees that it is his or her express wish that this form and all documents relating to his participation in the scheme be drawn in the English language only.  Le soussigné convient que sa volonté expresse est que ce formulaire ainsi que tous les documents se rapportant à sa participation au régime soient rédigés en langue anglaise seulement.

(ii)                                  For Employees of Locations Other than Canada:  Optionee has received this Agreement and any other related communications and consents to having received these documents solely in English.

9.                                       Binding Agreement.  Subject to the limitation on the transferability of this grant contained herein, this Agreement will be binding upon and inure to the benefit of the heirs, legatees, legal representatives, successors and assigns of the parties hereto.

10.                                 Additional Conditions to Issuance of Stock.  If at any time the Company will determine, in its discretion, that the listing, registration or qualification of the Shares upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory authority is necessary or desirable as a condition to the issuance of Shares to the Optionee (or his or her estate), such issuance will not occur unless and until such listing, registration, qualification, consent or approval will have been effected or obtained free of any conditions not acceptable to the Company.  The Company will make all reasonable efforts to meet the requirements of any such state or federal law or securities exchange and to obtain any such consent or approval of any such governmental authority.

11.                                 Administrator Authority.  The Administrator has the power to interpret the Plan, the Grant Notice and this Agreement and to adopt such rules for the administration, interpretation and application thereof as are consistent therewith and to interpret or revoke any such rules (including, but not limited to, the determination of whether or not any Options have vested).  All actions taken and all interpretations and determinations made by the Administrator in good faith will be final and binding upon Optionee, the Company and all other interested persons.  No member of the Administrator will be personally liable for any action, determination or interpretation made in good faith with respect to the Plan, the Grant Notice or this Agreement.

12.                                 Notice Requirement.  Where there is a legal requirement for any notice or document to be sent to any person by any other person, it shall be considered sent if an electronic transmission of the relevant information is sent in a form previously determined as being acceptable to the Administrator.  For the avoidance of doubt, the Administrator may dispense with the requirement to tender a certificate on the issuance of Shares under an Option where the Administrator authorizes any system permitting electronic notification.

13.                                 Address for Notices.  Any notice to be given to the Company under the terms of this Agreement will be addressed to the Company at 2355 West Chandler Boulevard, Chandler AZ 85224, Attn: Stock Administration, or at such other address as the Company may hereafter designate in writing or electronically.

14.                                 Entire Agreement; Governing Law.  The Plan and Grant Notice are incorporated herein by reference.  The Plan, Grant Notice and this Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee’s interest except by means of a writing signed by the Company and Optionee.  The Company will administer the Plan from the United States of America.  The internal laws of the State of Arizona, United States of America, but not its choice of laws principles, will govern this Agreement, the Grant Notice, and all Options granted under the Plan.

By your signature, you agree that this Option is granted under and governed by the terms and conditions of the Plan, the Grant Notice and this Option Agreement.  Optionee has reviewed the Plan, the Grant Notice and this Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Agreement and fully understands all provisions of the Plan, the Grant Notice and Agreement.  Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to the Plan and Agreement.  Optionee further agrees to notify the Company upon any change in the residence address indicated below.

OPTIONEE	MICROCHIP TECHNOLOGY INCORPORATED

Signature	By:

Print Name	Title

Date

Address:

EXHIBIT A-1

MICROCHIP TECHNOLOGY INCORPORATED

2004 EQUITY INCENTIVE PLAN

EXERCISE NOTICE

Microchip Technology Incorporated

Human Resources, Stock Administration

Exercise of Option.  Effective as of today,                                       , 20      (date you sign this Exercise Notice), the undersigned (“Purchaser”) hereby elects to purchase                               number of shares (the “Shares”) of the Common Stock of Microchip Technology Incorporated (the “Company”) under and pursuant to the 2004 Equity Incentive Plan (the “Plan”), the Grant Notice (Grant No.                     ), and associated Stock Option Agreement (the “Agreement”).  Subject to adjustment in accordance with Section 19 of the Plan, the purchase price for the Shares shall be $                    , as required by the Agreement.

Delivery of Payment.  Purchaser herewith delivers to the Company the full purchase price for the Shares in accordance with Section 3 of the Agreement.

Representations of Purchaser.  Purchaser acknowledges that Purchaser has received, read and understood the Plan, the Grant Notice and the Agreement and agrees to abide by and be bound by their terms and conditions.

Rights as Shareholder.  Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option.  The Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option.  No adjustment will be made for a dividend or other right where the record date precedes the date of issuance, except as provided in Section 19 of the Plan.

Tax Consultation.  Purchaser understands that Purchaser may suffer adverse tax consequences as a result of Purchaser’s purchase or disposition of the Shares.  Purchaser represents that Purchaser has had the opportunity to consult with any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.

Entire Agreement; Governing Law.  The Plan, Grant Notice, and Agreement are incorporated herein by reference and in conjunction with this Exercise Notice constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Purchaser with respect to the subject matter hereof.  This agreement is governed by the internal substantive laws, but not the choice of law rules, of the state of Arizona, U.S.A.

Submitted by:	Accepted by:

PURCHASER	MICROCHIP TECHNOLOGY INCORPORATED

Signature	By

Print Name	Its

Date

Address:

Date Received (by Stock Administrator)